Non-Controlling Interest	12 Months Ended
Dec. 31, 2021
Disclosure Of Non Controlling Interest [Abstract]
Non-Controlling Interest [Text Block]

14. Non-Controlling Interest

In connection with the BCA (Note 2), certain Origination equity holders elected not to convert their equity holdings in Origination into SVS/MVS of the Company. The non-converting equity holders amount to a 32.5% economic interest in Origination.

On closing the BCA, Origination's consolidated book value of net liabilities was $32,968,557, which results in an opening NCI balance of $10,714,781. This NCI balance along with the weighted average stated capital of the equity interests surrendered by the NCI holder of $18,721,276, for a total of $29,436,057, has been credited to capital reserve.

For the 23 days of September, 2021 following the closing of the BCA, $3,355,382 was recorded to decrease net loss on the interim consolidated statement of operations and comprehensive loss, with an offset to NCI, representing NCI share of net loss for the 23 day period.

In October, 2021, one of the DP1 partners exercised the put right provided to such partners by DP1 regarding residual interests in their associated investment and, elected to exchange the remaining interest in DP1 for 339,372 Class B non- voting units of Origination (Note 7. i.). As a result of the unit issuance the NCI economic interest increased to 32.954%. As a result a credit to NCI, for the fair value of DP1 liabilities settled has been recorded.

For the fourth quarter of 2021, $6,136,766 was recorded to reduce net loss on the consolidated statement of operations and comprehensive loss, with an offset to NCI, representing NCI share for the three month period.